                                                                   Exhibit 3.135

                                       Filing Fee $125.00

                                          File No. 20040538DC Pages 3
                                          Fee Paid $ 125
                                          DCN  20326115000032 LTLC
                                              FILED
                                            09/18/2003

                                                    /s/ [ILLEGIBLE]
                                               -------------------------
                                               Deputy Secretary of State

                                          A True Copy When Attested By Signature

                                                    /s/ [ILLEGIBLE]
                                               -------------------------
                                               Deputy Secretary of State

                                    DOMESTIC
                            LIMITED LIABILITY COMPANY

                                 STATE OF MAINE

                           ARTICLES OF ORGANIZATION OF
                            LIMITED LIABILITY COMPANY

                          (Mark box only if applicable)

/ / This is a professional limited liability company formed pursuant to 13 MRSA
    Chapter 22-A to provide the following professional services:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         (type of professional services)

Pursuant to 31 MRSA Section 622, the undersigned executes and delivers the following Articles of Organization of Limited Liability Company:

FIRST:     The name of the limited liability company is

                             NEWSME Landfill Operations LLC
           ---------------------------------------------------------------------
                 (The name must contain one of the following: "Limited
                 Liability Company", "LLC," or "LLC", Section 603-A-1)

SECOND: The name of its Registered Agent, an individual Maine resident or a corporation, foreign or domestic, authorized to do business or carry on activities in Maine, and the address of the registered office shall be:

                       CT Corporation System   Peter B. Webster
           ---------------------------------------------------------------------
                                                     (name)

                      One Portland Square, Portland, Maine 04101
           ---------------------------------------------------------------------
                  (physical location - street (not P.O. Box), city,
                                 state and zip code)

           ---------------------------------------------------------------------
                       (mailing address if different from above)

THIRD:     ("X" one box only)

      /X/  A.    The management of the company is vested in a member or members.

      / /  B.    1.    The management of the company is vested in a manager or
                       managers. The minimum number shall be _____ managers and the maximum number shall be ____ managers.

                 2. If the initial managers have been selected, the name and business, residence or mailing address of each manager is:

                            NAME                                        ADDRESS
                 New England Waste Services of ME Inc      358 Emerson Mill Rd Hampden ME 04444
                --------------------------------------    ---------------------------------------------

                --------------------------------------    ---------------------------------------------

                --------------------------------------    ---------------------------------------------


                 / / Names and addresses of additional managers are attached hereto as Exhibit _____, and made a part hereof.

FOURTH: Other provisions of these articles, if any, that the members determine to include are set forth in Exhibit ______ attached hereto and made a part hereof. Not applicable

FORM NO. MLLC-6(1 of 2)

ORGANIZER(S)*                               DATED September 16, 2003

-----------------------------------------   -----------------------------------------------
             (signature)                                  (type or print name)

-----------------------------------------   -----------------------------------------------
             (signature)                                  (type or print name)

-----------------------------------------   -----------------------------------------------
             (signature)                                  (type or print name)


FOR ORGANIZER(S) WHICH ARE ENTITIES

Name of Entity New England Waste Services        /s/ John W. Casella
               of ME. Inc.,                 -----------------------------------------------

By                                           John W. Casella, Vice President and Secretary
  ---------------------------------------   -----------------------------------------------
          (authorized signature)                    (type or print name and capacity)

Name of Entity
              -----------------------------------------------------------------------------

By
  ---------------------------------------   -----------------------------------------------
          (authorized signature)                    (type or print name and capacity)

Name of Entity
              -----------------------------------------------------------------------------

By
  ---------------------------------------   -----------------------------------------------
          (authorized signature)                    (type or print name and capacity)


                  ACCEPTANCE OF APPOINTMENT OF REGISTERED AGENT

The undersigned hereby accepts the appointment as registered agent for the above
-named limited liability company.

REGISTERED AGENT                            DATED
                                                  ------------------

-----------------------------------------   -----------------------------------------------
          (signature)                                     (type or print name)


For Registered Agent which is a Corporation

Name of Corporation
                   -------------------------------------------------------------------------
By
  ---------------------------------------   ------------------------------------------------
          (authorized signature)                    (type or print name and capacity)

Note: If the registered agent does not sign, Form MLLC-18(Section 607.2) must accompany this document.


--------------------------------------------------------------------------------------------

* Articles MUST be signed by:
    (1) all organizers OR
    (2) any duly authorized person.

The execution of this certificate constitutes an oath or affirmation under the penalties of false swearing under Title 17-A, section 453.

Please remit your payment made payable to the Maine Secretary of State.

  SUBMIT COMPLETED FORMS TO:  CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                              101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
                                             TEL. (207) 624-7740

FORM NO. MLLC-6 (2 of 2) Rev. 7-1-2003

                            LIMITED LIABILITY COMPANY


                                 STATE OF MAINE

                            ACCEPTANCE OF APPOINTMENT
                             AS REGISTERED AGENT OF

                         NEWSME Landfill Operations LLC
                       ----------------------------------
                       (name of limited liability company)


Pursuant to 31 MRSA Section 607.2 or Section 714.2-A, the undersigned hereby accepts the appointment as registered agent for the above-named limited liability company.

REGISTERED AGENT                          DATED    9-17-03
                                                -------------


-----------------------------------       --------------------------------------
          (signature)                               (type or print name)

For Registered Agent which is a Corporation

Name of Corporation CT Corporation System
                    ------------------------------------------------------------

                                               LAUREN H. KREATZ,
By /s/ Lauren H. Kreatz                   SPECIAL ASSISTANT SECRETARY
  ---------------------------------       --------------------------------------
      (authorized signature)                 (type or print name and capacity)


   SUBMIT COMPLETED FORMS TO: CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                 101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
                               TEL. (207) 624-7740

FORM NO. MLLC-18  Rev. 4/16/2001